UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2016

Green Brick Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33530	20-5952523
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

2805 Dallas Parkway, Suite 400 Plano, Texas	75093
(Address of principal	(Zip code)
executive offices)

Registrant’s telephone number, including area code: (469) 573-6755

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 3, 2016, Green Brick Partners, Inc., a Delaware corporation (the “Company”), as borrower, entered into a First Amendment to Loan Agreement (the “Amendment”), with Inwood National Bank, a national banking association (the “Lender”), JBGL Mustang, LLC, a Texas limited liability company, JBGL Exchange, LLC, a Texas limited liability company, JBGL Chateau, LLC, a Texas limited liability company, Johns Creek 206, LLC, a Georgia limited liability company, and GRBK Frisco LLC, a Texas limited liability company (collectively, the “Grantors”) and JBGL Builder Finance, LLC, a Texas limited liability company (“JBGL Builder” and, together with the Grantors, the “Guarantors”), such Guarantors being subsidiaries of the Company, which amends the Loan Agreement, dated July 30, 2015 (as amended, the “Loan Agreement”), between the Company, the guarantors named therein and the Lender. Among other things, the Amendment changed the calculation of the borrowing base, which imposes a limit on the availability under the revolving credit facility equal to the sum of fifty percent (50%) of the total value of land and sixty five percent (65%) of the total value of lots owned by the Grantors, each as determined by an independent appraiser, with the value of land being restricted from being more than sixty five percent (65%) of the borrowing base. The Amendment also implements a non-usage fee, beginning on August 1, 2017, equal to 0.25% of the average unfunded amount of the $50.0 million commitment amount over a trailing 12 month period which will be due on or before August 1st of each year during the term of the revolving credit facility. In connection with the Amendment, the Company modified the promissory note evidencing the amounts borrowed under the Loan Agreement to extend the maturity date from July 30, 2017 to May 1, 2019. Also GRBK Frisco LLC entered into a Guaranty Agreement, dated May 3, 2016 (the “Guaranty Agreement”), to guarantee amounts outstanding under the Loan Agreement and a Deed of Trust and Security Agreement, dated May 3, 2016 (the “Deed of Trust and Security Agreement”), creating a lien and security interest upon certain real property and personal property located in Frisco, Texas.

The preceding description of the Loan Agreement, the Amendment, the Guaranty Agreement, the first modification of promissory note and the Deed of Trust and Security Agreements is qualified in its entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth above in Item 1.01 of this Current Report on Form 8-K and in the Company’s Current Report on Form 8-K filed on August 5, 2015, are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibit
10.1	Loan Agreement, dated as of July 30, 2015, by and among Green Brick Partners, Inc., Inwood National Bank, JBGL Mustang, LLC, JBGL Exchange, LLC, JBGL Chateau, LLC, Johns Creek 206, LLC and JBGL Builder Finance, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 5, 2015 (File No. 001-33530)).

10.2	First Amendment to Loan Agreement, dated as of May 3, 2016, by and among Green Brick Partners, Inc., Inwood National Bank, JBGL Mustang, LLC, JBGL Exchange, LLC, JBGL Chateau, LLC, Johns Creek 206, LLC, GRBK Frisco LLC and JBGL Builder Finance, LLC.

10.3	First Modification of Promissory Note, dated as of May 3, 2016,

10.4	Guaranty Agreement, dated as of May 3, 2016, by GRBK Frisco LLC.

10.5	Deed of Trust and Security Agreement, dated as of May 3, 2016, by GRBK Frisco LLC, as grantor, to Gary L. Tipton, as trustee, for the benefit of Inwood National Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BRICK PARTNERS, INC.

By:	/s/ Richard A. Costello
Name:	Richard A. Costello
Title:	Chief Financial Officer

Date: May 9, 2016

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Loan Agreement, dated as of July 30, 2015, by and among Green Brick Partners, Inc., Inwood National Bank, JBGL Mustang, LLC, JBGL Exchange, LLC, JBGL Chateau, LLC, Johns Creek 206, LLC and JBGL Builder Finance, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 5, 2015 (File No. 001-33530)).

10.2	First Amendment to Loan Agreement, dated as of May 3, 2016, by and among Green Brick Partners, Inc., Inwood National Bank, JBGL Mustang, LLC, JBGL Exchange, LLC, JBGL Chateau, LLC, Johns Creek 206, LLC, GRBK Frisco LLC and JBGL Builder Finance, LLC.

10.3	First Modification of Promissory Note, dated as of May 3, 2016,

10.4	Guaranty Agreement, dated as of May 3, 2016, by GRBK Frisco LLC.

10.5	Deed of Trust and Security Agreement, dated as of May 3, 2016, by GRBK Frisco LLC, as grantor, to Gary L. Tipton, as trustee, for the benefit of Inwood National Bank.